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                                                                    Exhibit 23.4

             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

I hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of my report dated May 8, 1996, relating to the financial statements of Strategic Outsourcing, Inc., which appears in such Prospectus. I also consent to the reference to me under the heading "Experts" in such Prospectus.


/s/ Robert J. Dennehy

ROBERT J. DENNEHY

Medfield, Massachusetts
May 15, 1996